                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   January 30, 2003
                                                 -------------------------------

                         AMERICAN ITALIAN PASTA COMPANY
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             (Exact name of registrant as specified in its charter)

DELAWARE                          001-13403                84-1032638
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(State or other jurisdiction     (Commission               (IRS Employer
     of incorporation)           File Number)            Identification No.)

4100 N. Mulberry Drive, Suite 200, Kansas City, Missouri         64116
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(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code     (816) 584-5000
                                                   -----------------------------

                                 Not applicable
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          (Former name or former address, if changed since last report)

Item 5.  Other Events.

         On January 29, 2003 American Italian Pasta Company (the "Company")
issued a press release entitled "American Italian Pasta Company Reports Record
First Quarter Results; Announces Acquisition of Golden Grain/Mission Pasta
Brand." The full text of the press release, other than the eleventh, twelfth and thirteenth paragraphs therein, which is set forth in Exhibit 99.1 hereto, is filed and incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.

            (c) EXHIBITS. The following exhibits are filed herewith:

            99.1     Press Release dated January 29, 2003.

Item 9.  Regulation FD Disclosure.

         The following is not filed but is furnished pursuant to Regulation FD:
the eleventh, twelfth and thirteenth paragraphs of the press release appearing in Exhibit 99.1 hereto.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

         Date:  January 29, 2003
                                       AMERICAN ITALIAN PASTA COMPANY

                                         By:   /s/ Warren Schmidgall
                                             -------------------------------
                                             Warren Schmidgall
                                             Chief Financial Officer